ATLANTIC ENERGY ENTERPRISES, INC. CONSOLIDATING INCOME STATEMENT                                                        EXHIBIT D-5
FOR THE ONE MONTH ENDED MARCH 31, 1998
(Dollars in Thousands)

                                                       Total          Consolidating        AEE
                                                    Consolidated        Entries           Parent           ASP              ATE
                                                  ----------------  -----------------  -------------  ---------------  ------------
OPERATING REVENUES
    Electric                                            $  -                $ -              $ -             $ -              $ -
    Gas                                                    -                  -               -                -                -
    Other services                                       *                  *                 -              *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------
                                                         *                  *                 -              *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------

OPERATING EXPENSES
    Electric fuel and purchased power                      -                  -               -                -                -
    Gas purchased                                          -                  -               -                -                -
    Purchased electric capacity                            -                  -               -                -                -
    Other services' cost of sales                        *                    -               -                -                -
    Employee separation and other
        merger-related costs                             *                    -              *                 -                -
    Operation and maintenance                            *                  *                *               *                *
    Depreciation                                         *                    -              *               *                *
    Taxes other than income taxes                        *                    -              *               *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------
                                                         *                  *                *               *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------

OPERATING INCOME                                         *                    -              *               *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------

OTHER INCOME
    Allowance for equity funds used
        during construction                                -                  -               -                -                -
    Other income                                         *                  *                *                 -              *
                                                  ----------------  -----------------  -------------  ---------------  ------------
                                                         *                  *                *                 -              *
                                                  ----------------  -----------------  -------------  ---------------  ------------

INTEREST EXPENSE
    Interest charges                                     *                    -              *               *                *
    Allowance for borrowed funds used during
        construction and capitalized interest              -                  -               -                -                -
                                                  ----------------  -----------------  -------------  ---------------  ------------
                                                         *                    -              *               *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                        -                  -               -                -                -
                                                  ----------------  -----------------  -------------  ---------------  ------------

INCOME/(LOSS) BEFORE INCOME TAXES                        *                  *                *               *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------

INCOME TAXES                                             *                    -              *               *                *
                                                  ----------------  -----------------  -------------  ---------------  ------------

NET INCOME/(LOSS)                                        *                  *                *               *                *
                                                  ================  =================  =============  ===============  ============


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                         *                 *                *               *                *
    Class A common stock                                   -                  -               -                -                -
                                                  ----------------  -----------------  -------------  ---------------  ------------
                                                         *                  *                *               *                *
                                                  ================  =================  =============  ===============  ============


*   Confidential treatment requested.

ATLANTIC ENERGY ENTERPRISES, INC. CONSOLIDATING INCOME STATEMENT    EXHIBIT D-5
FOR THE ONE MONTH ENDED MARCH 31, 1998
(Dollars in Thousands)


                                                                              CTS (1)          CI           AGI (1)
                                                                              -------          --           -------
OPERATING REVENUES
    Electric                                                                 $      -       $      -       $       -
    Gas                                                                             -              -               -
    Other services                                                            *              *                     -
                                                                             --------       --------       ---------
                                                                              *              *                     -
                                                                             --------       --------       ---------

OPERATING EXPENSES
    Electric fuel and purchased power                                               -              -               -
    Gas purchased                                                                   -              -               -
    Purchased electric capacity                                                     -              -               -
    Other services' cost of sales                                             *              *              *
    Employee separation and other
        merger-related costs                                                        -              -               -
    Operation and maintenance                                                 *              *              *
    Depreciation                                                              *              *              *
    Taxes other than income taxes                                                   -              -               -
                                                                             --------       --------       ---------
                                                                              *              *              *
                                                                             --------       --------       ---------

OPERATING INCOME                                                              *              *              *
                                                                             --------       --------       ---------

OTHER INCOME
    Allowance for equity funds used
        during construction                                                         -              -               -
    Other income                                                              *              *              *
                                                                             --------       --------       ---------
                                                                              *              *              *
                                                                             --------       --------       ---------

INTEREST EXPENSE
    Interest charges                                                          *              *              *
    Allowance for borrowed funds used during
        construction and capitalized interest                                       -              -               -
                                                                             --------       --------       ---------
                                                                              *              *              *
                                                                             --------       --------       ---------
PREFERRED STOCK DIVIDEND REQUIREMENTS
    OF SUBSIDIARIES                                                                 -              -               -
                                                                             --------       --------       ---------

INCOME/(LOSS) BEFORE INCOME TAXES                                             *              *              *
                                                                             --------       --------       ---------

INCOME TAXES                                                                  *              *              *
                                                                             --------       --------       ---------

NET INCOME/(LOSS)                                                             *              *              *
                                                                             ========       ========       =========


EARNINGS/(LOSS) APPLICABLE TO:
    Common stock                                                              *              *              *
    Class A common stock                                                            -              -               -
                                                                             --------       --------       ---------
                                                                              *              *              *
                                                                             ========       ========       =========

(1) Consolidating financial statements for CTS and AGI are presented in Exhibits D-6 and D-7.

ATLANTIC ENERGY ENTERPRISES, INC. CONSOLIDATING BALANCE SHEET       EXHIBIT D-5
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                       Total       Consolidating       AEE
                                                    Consolidated       Entries        Parent           ASP              ATE
                                                    ------------       -------        ------           ---              ---
                      ASSETS

CURRENT ASSETS
    Cash and cash equivalents                            *             $    -           *              *               *
    Accounts receivable                                  *              *               *              *               *
    Inventories, at average cost
        Fuel (coal, oil and gas)                         *                  -              -               -               -
        Materials and supplies                               -              -              -               -               -
    Prepayments                                          *                  -           *              *               *
    Deferred energy costs                                    -              -              -               -               -
    Deferred income taxes, net                               -              -              -               -               -
                                                        ------         ------          -----          ------          ------
                                                         *              *               *              *               *
                                                        ------         ------          -----          ------          ------

INVESTMENTS
    Investment in leveraged leases                       *                  -              -               -           *
    Funds held by trustee                                *                  -              -           *                   -
    Other investments                                    *              *               *                  -           *
                                                        ------         ------          -----          ------          ------
                                                         *              *               *              *               *
                                                        ------         ------          -----          ------          ------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                   -              -              -               -               -
    Gas utility plant                                        -              -              -               -               -
    Common utility plant                                     -              -              -               -               -
                                                        ------         ------          -----          ------          ------
                                                             -              -              -               -               -
    Less: Accumulated depreciation                           -              -              -               -               -
                                                        ------         ------          -----          ------          ------
    Net utility plant in service                             -              -              -               -               -
    Construction work-in-progress                            -              -              -               -               -
    Leased nuclear fuel, at amortized cost                   -              -              -               -               -
    Nonutility property, net                             *                  -           *              *                   -
    Goodwill, net                                            -              -              -               -               -
                                                        ------         ------          -----          ------          ------
                                                         *                  -           *              *                   -
                                                        ------         ------          -----          ------          ------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                        -              -              -               -               -
    Deferred recoverable income taxes                        -              -              -               -               -
    Unrecovered New Jersey state excise tax                  -              -              -               -               -
    Deferred debt refinancing costs                          -              -              -               -               -
    Deferred other postretirement benefit costs              -              -              -               -               -
    Prepaid employee benefit costs                           -              -              -               -               -
    Unamortized debt expense                             *                                 -               -           *
    Other                                                *                  -           *              *                   -
                                                        ------         ------          -----          ------          ------
                                                         *                  -           *              *               *
                                                        ------         ------          -----          ------          ------

TOTAL ASSETS                                             *              *               *              *               *
                                                        ======         ======          =====          ======          ======

* Confidential treatment requested.

ATLANTIC ENERGY ENTERPRISES, INC. CONSOLIDATING BALANCE SHEET       EXHIBIT D-5
AS OF MARCH 31, 1998
(Dollars in Thousands)


                                                                 CTS (1)          CI           AGI (1)        AET (1)
                                                                 -------          --           -------        -------
                     ASSETS

CURRENT ASSETS
    Cash and cash equivalents                                    *               *              *             $     -
    Accounts receivable                                          *               *              *              *
    Inventories, at average cost
       Fuel (coal, oil and gas)                                  *                    -             -               -
       Materials and supplies                                         -               -             -               -
    Prepayments                                                  *                    -         *              *
    Deferred energy costs                                             -               -             -               -
    Deferred income taxes, net                                        -               -             -               -
                                                                -------         -------        ------         -------
                                                                 *               *              *              *
                                                                -------         -------        ------         -------

INVESTMENTS
    Investment in leveraged leases                                    -               -             -               -
    Funds held by trustee                                        *                    -             -               -
    Other investments                                            *               *              *                   -
                                                                -------         -------        ------         -------
                                                                 *               *              *                   -
                                                                -------         -------        ------         -------

PROPERTY, PLANT AND EQUIPMENT
    Electric utility plant                                            -               -             -               -
    Gas utility plant                                                 -               -             -               -
    Common utility plant                                              -               -             -               -
                                                                -------         -------        ------         -------
                                                                      -               -             -               -
    Less: Accumulated depreciation                                    -               -             -               -
                                                                -------         -------        ------         -------
    Net utility plant in service                                      -               -             -               -
    Construction work-in-progress                                     -               -             -               -
    Leased nuclear fuel, at amortized cost                            -               -             -               -
    Nonutility property, net                                     *               *              *                   -
    Goodwill, net                                                     -               -             -               -
                                                                -------         -------        ------         -------
                                                                 *               *              *                   -
                                                                -------         -------        ------         -------

DEFERRED CHARGES AND OTHER ASSETS
    Unrecovered purchased power costs                                 -               -             -               -
    Deferred recoverable income taxes                                 -               -             -               -
    Unrecovered New Jersey state excise tax                           -               -             -               -
    Deferred debt refinancing costs                                   -               -             -               -
    Deferred other postretirement benefit costs                       -               -             -               -
    Prepaid employee benefit costs                                    -               -             -               -
    Unamortized debt expense                                     *                    -             -               -
    Other                                                        *                    -             -               -
                                                                -------         -------        ------         -------
                                                                 *                    -             -               -
                                                                -------         -------        ------         -------

TOTAL ASSETS                                                     *               *              *              *
                                                                =======         =======        ======         =======

(1) Consolidating financial statements for CTS, AGI, and AET are presented in Exhibits D-6, D-7, and D-8.
* Confidential treatment requested.

ATLANTIC ENERGY ENTERPRISES, INC. CONSOLIDATING BALANCE SHEET       EXHIBIT D-5
AS OF MARCH 31, 1998
(Dollars in Thousands)

                                                         Total         Consolidating      AEE
                                                      Consolidated        Entries        Parent          ASP           ATE
                                                      ------------        -------        ------          ---           ---
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                     $                  $    -        $    -        $     -       $     -
    Long-term debt and preferred stock due
     within one year                                           -                -             -              -             -
    Variable rate demand bonds                           *                      -             -              -             -
    Accounts payable                                     *                  *             *             *             *
    Taxes accrued                                        *                      -         *                  -             -
    Interest accrued                                     *                  *             *             *             *
    Dividends payable                                          -                -             -              -             -
    Current capital lease obligation                           -                -             -              -             -
    Accrued employee separation and
        other merger-related costs                       *                      -         *                  -             -
    Other                                                *                      -         *             *             *
                                                        --------           ------        ------        -------       -------
                                                         *                  *             *             *             *
                                                        --------           ------        ------        -------       -------

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                   -                -             -              -             -
    Deferred income taxes, net                           *                      -         *             *             *
    Deferred investment tax credits                            -                -             -              -             -
    Long-term capital lease obligation                         -                -             -              -             -
    Other                                                *                      -             -              -             -
                                                        --------           ------        ------        -------       -------
                                                         *                      -         *             *             *
                                                        --------           ------        ------        -------       -------

CAPITALIZATION
    Common stock                                         *                      -         *                  -             -
    Class A common stock                                       -                -             -              -             -
    Additional paid-in capital--common stock             *                  *             *             *             *
    Additional paid-in capital--Class A common
     stock                                                     -                -             -              -             -
    Retained earnings                                    *                  *             *             *             *
                                                        --------           ------        ------        -------       -------
                                                         *                  *             *             *             *
    Treasury shares, at cost                                   -                -             -              -             -
    Unearned compensation                                      -                -             -              -             -
                                                        --------           ------        ------        -------       -------
        Total common stockholders' equity                *                  *             *             *             *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                    -                -             -              -             -
        Subject to mandatory redemption                        -                -             -              -             -
    Long-term debt                                       *                      -             -              -        *
                                                        --------           ------        ------        -------       -------
                                                         *                  *             *             *             *
                                                        --------           ------        ------        -------       -------

TOTAL CAPITALIZATION AND LIABILITIES                     *                  *             *             *             *
                                                        ========           ======        ======        =======       =======

*  Confidential treatment requested.

ATLANTIC ENERGY ENTERPRISES, INC. CONSOLIDATING BALANCE SHEET       EXHIBIT D-5
AS OF MARCH 31, 1998
(Dollars in Thousands)


                                                                    CTS (1)          CI          AGI (1)       AET (1)
                                                                    -------          --          -------       -------
                 LIABILITIES

CURRENT LIABILITIES
    Short-term debt                                                  $  -          $   -         $   -          $   -
    Long-term debt and preferred stock due within one year              -              -             -              -
    Variable rate demand bonds                                        *                -             -              -
    Accounts payable                                                  *             *             *              *
    Taxes accrued                                                     *             *             *                 -
    Interest accrued                                                  *                -             -              -
    Dividends payable                                                   -              -             -              -
    Current capital lease obligation                                    -              -             -              -
    Accrued employee separation and
        other merger-related costs                                      -              -             -              -
    Other                                                             *                -          *                 -
                                                                     -----         -----         -----          -----
                                                                      *             *             *              *
                                                                     -----         -----         -----          -----

DEFERRED CREDITS AND OTHER LIABILITIES
    Other postretirement benefits obligation                            -              -             -              -
    Deferred income taxes, net                                        *             *             *              *
    Deferred investment tax credits                                     -              -             -              -
    Long-term capital lease obligation                                  -              -             -              -
    Other                                                             *             *             *              *
                                                                     -----         -----         -----          -----
                                                                      *             *             *              *
                                                                     -----         -----         -----          -----

CAPITALIZATION
    Common stock                                                        -              -             -              -
    Class A common stock                                                -           *                -              -
    Additional paid-in capital--common stock                          *                -          *              *
    Additional paid-in capital--Class A common stock                    -              -             -              -
    Retained earnings                                                 *             *             *              *
                                                                     -----         -----         -----          -----
                                                                      *             *             *              *
    Treasury shares, at cost                                            -              -             -              -
    Unearned compensation                                               -              -             -              -
                                                                     -----         -----         -----          -----
        Total common stockholders' equity                             *             *             *              *
    Preferred stock of subsidiaries:
        Not subject to mandatory redemption                             -              -             -              -
        Subject to mandatory redemption                                 -              -             -              -
    Long-term debt                                                      -              -             -              -
                                                                     -----         -----         -----          -----
                                                                      *             *             *              *
                                                                     -----         -----         -----          -----

TOTAL CAPITALIZATION AND LIABILITIES                                  *             *             *              *
                                                                     =====         =====         =====          =====

(1) Consolidating financial statements for CTS, AGI, and AET are presented in Exhibits D-6, D-7, and D-8.
* Confidential treatment requested.